Innoveren Scientific

Investor Presentation

December 2023

OTC: IVRN

Forward Looking Statement

Statements in this release include "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed "forward-looking". Words such as "will", "expect", "believe", "project", "plan", "anticipate", "intend", "objective", "outlook", "target", "goal", "view" and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: impacts from the COVID-19 pandemic on our business, conditions, customers and capital position; the impact of COVID 19 on local, national and global economic conditions; the effects of various governmental responses to the COVID-19 pandemic; production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company's business segments; changes in trends and demands in the markets in which the Company competes; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; impact of the U.S. elections impacts on the regulatory landscape, capital markets, and responses to and management of the COVID-19 pandemic including further economic stimulus from the federal government; and other important factors detailed previously and from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov. Innoveren undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made.

The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted gross margin, adjusted EBITDA margin, debt to adjusted EBITDA margin, Adjusted gross profit, Adjusted operating income, adjusted operating income margin, adjusted EBITDA, diluted adjusted EPS and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Innoveren believes that such information provides an additional measurement and consistent historical comparison of the Company's performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

Introduction

Innoveren Scientific At a Glance

Innoveren Scientific is a life sciences and biotech incubator focused on advancing new technologies in areas of unmet need across multiple indications with the ultimate goal of improving the lives of patients.

Leading Scientific Development to Bring Next-generation Cellular Therapies and Medical Devices to Market

Purpose

Developing a pipeline of next-generation cellular therapies and medical devices to improve the lives of patients around the world with life-threatening diseases and chronic health conditions.

Portfolio

Balanced portfolio of both short- and long-term opportunities which position Innoveren Scientific to not only achieve operational success, but also maximize return on investment.

Indications

The Company is currently focused on mesothelioma, chronic lung disorders, and wound healing & salvage.

Strategy

Investing in and fostering innovative technologies that are supported by a strong scientific foundation, which have relatively short timelines and low costs to achieve meaningful value inflection points.

Result Driven Management Team



Michael Yurkowsky – CEO

Michael brings more than 30 years of experience in financial services, initially as a broker with several national broker-dealers and as an investment banker. Michael currently serves as the President and Co-Founder of Deverra Therapeutics. Throughout his career, Michael has served on multiple public and private boards and has been involved in several M&A transactions. Michael currently runs his own Family Office, which focuses on making investments in the Life Science industry.



Tanya Rhodes, PhD – CSO

Tanya has more than 30 years of experience in global pharmaceutical development and innovation. She holds a Masters Degree with a major in Technology Management from the University of Miami and graduated with honors in Chemistry from Hull University, England. Tanya also completed the full research for a PhD in Molecular Orbital Computational Stereochemistry.



Jeremy Daniel, MBA – CFO

Since 2012, Jeremy has served as the CFO of Innoveren Scientific, where he co-leads vision, strategy and execution of all facets of financial, operations, strategic planning and organizational development. He earned a bachelor's degree in business administration from the University of Cincinnati and an MBA from Xavier University.

Investment Thesis

Developing innovative Life Science technology products in areas of unmet needs to improve patient lives.

Acquisitive Business Model

Constantly evaluating opportunities to enhance the pipeline with potentially life-saving technologies and products.

Innovative Products

SkinDisc™ and BreatheEasy both have large addressable markets, which will drive future growth as these products move through their respective regulatory pathways.

Experienced Leadership

Experienced Management Team and Board of Directors with extensive expertise in developing Life Science technology products.

Uplisting to NASDAQ

Recently rebranded Company with plans to uplist to the NASDAQ Exchange.

Product Portfolio

Balanced Portfolio of Short and Long-Term Opportunities

SkinDisc™

Acquired in 2022

From a single application, SkinDisc™ provides an active cellular matrix that maintains complete full wound contact and depth fill during the healing process, resulting in rapid growth of the host tissue.

BreatheEasy

Legacy Business

BreatheEasy is a 510(k) De Novo pathway medical device that is an autologous IV infusion for patients struggling with COPD, as well as other closely related diseases such as chronic bronchitis and emphysema.



SkinDisc™

SkinDisc™ Overview

Overview

SkinDisc™ provides an active cellular matrix that maintains complete full wound contact and depth fill during the healing process, resulting in rapid growth of the host tissue. The SkinDisc™ product achieves healing in four to nine weeks, compared to current treatment approaches that require weekly applications and can take 12-20 weeks to heal, on average.

Key Differentiators of SkinDisc™ Compared to Current Methods

- Semi solid, malleable form of a patient's mesenchymal cells that is applied to a wound, supporting and maintaining complete and full depth filling of the wound.
- Optimizes the wound environment by providing all the necessary materials to facilitate healing.
- Provides a better alternative compared to current methods because it is a single application therapy with shorter time to healing making it more cost effective with better limb salvage outcomes.
- Cuts down time and need for repeat applications, making it more efficient for clinicians, while proving to be more effective in helping patients reach full healing in a shorter amount of time.

Pre-SkinDisc Application



SkinDisc Application



Improving Treatment with SkinDisc™

SkinDisc™ has the technology and capabilities to revolutionize regenerative wound care by significantly reducing time to heal

	Current Treatment Method	SKINDISC™ Regenerative Tissue Kit
Setting	Operating room (OR inpatient) and clinic (hospital outpatient)	Inpatient (OR) and hospital outpatient
Application Process	Current treatment utilizes debridement, negative pressure wound therapy, tissue, and cover dressing	SkinDisc treatment utilizes debridement and cover dressing, bone marrow aspirate (BMA), platelet rich plasma (PRP), and platelet poor plasma concentrate (PPPc)
Application Timing	Weekly Application	**Single Application**
Healing Time	12 to 20 weeks	**4 to 9 weeks**

SkinDisc™ Market Opportunity

Of the **500 patients** who received SkinDisc™, **85%** achieved wound closure within **9 weeks** with **one application.**

Surgical Day Pre-SkinDisc™	Post-Surgery Day 32
	

$2.5 billion[2]
Total market opportunity for Negative Pressure Wound Therapy (NPWT) units

10%
Estimated percent of NPWT cases where SkinDisc™ would be a better treatment

$3,500
Projected average selling price per application

$10.7 billion[3]
Total advanced wound care market opportunity

1. National Institute of Health
2. Strategic Market Research
3. Grand View Research

Wound Care Market

Wound Care involves every stage of wound management, such as diagnosing the wound type factors that affect wound healing, and proper treatments.

Wound Care Market Trajectory[1]



6.3% CAGR
$18.5
$30.0
$35
$30
$25
$20
$15
$10
$5
$0
Billions ($)
2022
2023
2024
2025
2026
2027
2028
2029
2030

3%[2]
Of the U.S. population over 65 years of age have open wounds

2%[2]
Of the U.S. population are estimated to be affected by chronic wounds

67%[3]
Of wound patients treated at U.S. outpatient wound centers were healed by their final visit

The highest medical wound expenses were for surgical wounds followed by diabetic foot ulcers, with a higher costs associated with outpatient care compared to inpatient.[2]

1. Sourced from Fortune Business Insights
2. National Institute of Health
3. Intermountain Healthcare


BreatheEasy

BreatheEasy Overview



Overview

BreatheEasy is a 510(k) de novo pathway medical device that is an autologous IV infusion for patients struggling with Chronic Obstructive Pulmonary Disease (COPD), as well as other closely related diseases such as chronic bronchitis and emphysema.

BreatheEasy Technology

- The buffy coat (PRP) is made up of platelets and white blood cells (WBC).
  - Platelets act as signaling molecules for growth factors.
- Peripheral Blood Mononuclear Cell (PMBC): Monocytes and Lymphocytes only.
- WBC are made up of:
  - Monocytes – anti inflammatory (long term)
  - Lymphocytes – immunomodulatory
  - Granulocytes – anti inflammatory (pro inflammatory acute environment)
- The procedure maximizes Platelets and PBMC composition and minimizes granulocyte components.

BreatheEasy Market Opportunity

COPD refers to a group of diseases that cause airflow blockage and breathing-related problems. It is currently the fourth leading cause of death for Americans[1].

The COPD Treatment Market Trajectory[2]



4.6% CAGR
$19.6
$30.5
$35
$30
$25
$20
$15
$10
$5
$0
Billions ($)
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

12.5 million[3]
Americans who reported a diagnosis of any type of COPD[3]

5%[1]
Estimated percent of patients with COPD GOLD Stage 3 (severe) or Stage 4 (very severe)

~150,000[1]
Americans die of COPD each year

~1 in 4[1]
Americans are likely to be diagnosed or receive medical attention for COPD

1. American Lung Association & CDC
2. Sourced from MarketResearch.Biz
3. As of 2020. Sourced from American Lung Association

Research & Development



Product Pipeline

Innoveren Scientific has a balanced product pipeline of both short- and long-term opportunities, which position the Company to not only achieve operational success but also maximize its return on investment.

2024 Milestone Timeline

Current Product Pipeline	Q4 2023	Q1 - Q2 2024	Q3 - Q4 2024	Q1 - Q2 2025
SkinDisc™ Lite	FDA Submission (510(k)	FDA Clearance	Reimbursement Coding	
Clinical Wound Healing	Step 1	Step 2	Step 3	
SkinDisc™	FDA Submission De Novo Preparation		FDA Submission De Novo	
Limb Salvage	Step 1		Step 2	
BreatheEasy	Prospective Clinical Study		FDA Supplement Data Submission	Reimbursement Coding
COPD Management	Step 1		Step 2	Step 3

Areas of Interest

Outside of the Company's current pipeline, Innoveren Scientific has interest in expanding its portfolio with additional next-generation cellular therapies and medical devices that will improve the lives of patients around the world with life-threatening diseases and chronic health conditions.

Current Research & Development Areas of Interest

Diagnostics

- Inflammation
- Infection
- Oxygen
- Blood Flow
- Intact Skin, Open Wound Organs

Remote Monitoring Concierge Medicine

- Remote Visits
- App Based Analyses
- Wi-Fi / Bluetooth Synchronization
- Multi-function Treatment Approach
- Home Based Treatments

Immunomodulation

- Therapeutic
- Regenerative
- Anti-inflammatory
- Interventional
- Cellular Based (Autologous, Allogeneic and Synthetic)

Disease States

- Diabetes
- Cancer
- Dermatology
- Limb Salvage
- Lung Disorder

Contact Us

IVRN@alpha-ir.com